THE ALGER PORTFOLIOS

Alger Balanced Portfolio

May 31, 2019 Supplement to the Statutory

Prospectus dated May 1, 2019, as supplemented to date

The table titled “Average Annual Total Return as of December 31, 2018” in the prospectus for Alger Balanced Portfolio Class I-2 Shares is hereby deleted in its entirety and replaced with the following:

Average Annual Total Return as of December 31, 2018

	1 Year	5 Years	10 Years	Since Inception
Class I-2 (Inception 9/5/89)	-3.32%	6.10%	8.92%	7.32%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)*	-1.51%	10.40%	15.29%	9.19%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)*	-4.38%	11.05%	15.16%	9.23%
Barclays U.S. Gov’t/Credit Bond Index (reflects no deductions for fees, expenses or taxes)	-0.42%	2.53%	3.46%	5.91%

*

After May 31, 2019 Alger Balanced Portfolio’s primary benchmark will be the S&P 500 Index. Alger Management believes that the S&P 500 index is a more appropriate benchmark for Alger Balanced Portfolio than the Russell 1000 Growth Index because the equity holdings of Alger Balanced Portfolio are more similar to the securities comprising the S&P 500 Index.